Exhibit 32.1


                Certification Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002



Written Statement of Chief Executive Officer and Chief Financial Officer

         The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 filed by GTSI Corp. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of GTSI Corp.



Dated: November 13. 2003               /s/ Dendy Young
                                       -----------------------------------------
                                       Dendy Young
                                       Chairman and Chief Executive Officer



Dated: November 13, 2003               /s/ THOMAS A. MUTRYN
                                       -----------------------------------------
                                       Thomas A. Mutryn
                                       Chief Financial Officer and Senior Vice
                                       President